INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED AUGUST 22, 2024, TO THE PROSPECTUSES DATED
jULY 10, 2024, OF:
Invesco MSCI EAFE Income Advantage ETF (EFAA)
(the “Fund”)
Effective August 27, 2024, the number of shares in a creation unit for the Fund will be increased from 30,000 to 50,000. Therefore, effective August 27, 2024, all references to “30,000 Shares” with respect to the number of shares comprising a creation unit of the Fund are removed and replaced with “50,000 Shares.”
Please Retain This Supplement For Future Reference.
P-EFAA-PRO-SUP 082224